Exhibit 99.1

News Release

For immediate release:

Contact:	(Investors)	(Media)
	Jerry Richards	Mark Benson
	509.835.1521	509.835.1513

PotlatchDeltic Corporation Reports Second Quarter 2018 Results

SPOKANE, Wash., July 30, 2018 (GLOBE NEWSWIRE) – PotlatchDeltic Corporation (Nasdaq:PCH) today reported net income of $46.1 million, or $0.73 per diluted share, on revenues of $268.2 million for the quarter ended June 30, 2018.

Second Quarter 2018 Highlights

•	Consolidated Adjusted EBITDDA of $94.2 million and Adjusted EBITDDA margin of 35.1%
•	Wood Products Adjusted EBITDDA of $51.5 million and Wood Products Adjusted EBITDDA margin of 26.6%
•	On track with $50 million in after-tax annual cash synergy run rate in year two after the merger with Deltic Timber; achieved $40 million annual run rate as of June 30, 2018
•	Standard and Poor’s Global Rating (S&P) upgraded PotlatchDeltic to BBB- (investment grade); PotlatchDeltic is investment grade rated by both S&P and Moody’s Investor Services

“Our merger with Deltic Timber was perfectly timed as the combined set of assets benefitted from the historic run in lumber prices in the second quarter,” said Mike Covey, chairman and chief executive officer. “This was reflected by the significant increase in Adjusted EBITDDA for Wood Products and the total company. Lumber prices are pulling back from an all-time peak but are still robust. This is shaping up to be an extremely strong year for PotlatchDeltic by many measures,” stated Mr. Covey.

Financial Highlights

($ in millions, except per share data)	Q2 2018	Q1 2018	Q2 2017
Revenues	$268.2	$199.9	$163.2
Net income	$46.1	$14.6	$24.3
Weighted average shares outstanding, diluted (in thousands)	63,316	50,786	41,219
Net income per diluted share	$0.73	$0.29	$0.59

Adjusted net income	$47.2	$35.2	$22.3
Adjusted net income per diluted share	$0.75	$0.69	$0.54

Adjusted EBITDDA	$94.2	$64.7	$46.1
Distribution per share	$0.40	$0.40	$0.375
Net cash from operations	$60.5	$34.9	$37.5
Cash and cash equivalents	$125.7	$102.3	$110.3

Consolidated results include Deltic Timber beginning February 21, 2018. The financial statements included within this release do not include Deltic Timber’s financial results for any period prior to the merger date.

Business Performance: Q2 2018 vs. Q1 2018

Resource

Second Quarter 2018 Highlights

•	Northern sawlog prices increased 19% as indexed volumes benefitted from higher lumber prices and seasonally lighter logs
•	Northern sawlog harvest volume declined seasonally resulting from spring break up
•	Southern sawlog volumes increased 66%; this was the first time Deltic operations are included for a full quarter
•	Average Southern sawlog prices increased 7% due primarily to higher mix of larger diameter logs from Deltic timberlands
•	Forestry costs increased seasonally

($ in millions)	Q2 2018	Q1 2018	$ Change
Segment Revenues	$92.5	$76.5	$16.0

Adjusted EBITDDA	$43.7	$37.7	$6.0

Wood Products

Second Quarter 2018 Highlights

•	Lumber pricing increased 11% with strong markets supported by improving housing demand and the ongoing effect of transportation disruptions
•	Lumber shipments increased nearly 27% due to solid demand and a full quarter of Deltic operations
•	Adjusted EBITDDA benefitted from inclusion of El Dorado MDF for a full quarter and higher industrial plywood realizations

($ in millions)	Q2 2018	Q1 2018	$ Change
Segment Revenues	$193.6	$139.8	$53.8

Adjusted EBITDDA	$51.5	$29.0	$22.5

Real Estate

Second Quarter 2018 Highlights

•	Sold 11,571 acres of rural real estate; average pricing of $1,095 per acre; 70% of acres were nonstrategic timberlands at $899 per acre
•	Sold 13 residential lots in Chenal Valley; average pricing of $74,000 per lot due to mix
•	No commercial acreage sales in Chenal Valley; several indications of interest

($ in millions)	Q2 2018	Q1 2018	$ Change
Segment Revenues	$16.4	$10.6	$5.8

Adjusted EBITDDA	$12.3	$8.0	$4.3

Non-GAAP Measures

This press release includes certain non-GAAP financial measures, which management believes are useful to investors, securities analysts and other interested parties. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP.

Management uses Adjusted EBITDDA to evaluate the performance of the company. This is a non-GAAP measure that represents EBITDDA before certain items that impact comparison of the performance of our business either period-over-period or with other businesses.

Adjusted Net Income and Adjusted Net Income Per Diluted Share are non-GAAP measures that represent GAAP net income and GAAP net earnings per diluted share before certain items that impact the ability of investors, securities analysts and other interested parties to compare the performance of our business, either period-over-period or with other businesses.

Reconciliations to GAAP are set forth in the accompanying schedules.

Conference Call Information

A live conference call and webcast will be held Tuesday, July 31, 2018, at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time). Investors may access the webcast at www.potlatchdeltic.com by clicking on the Investor Resources link or by conference call at 1-866-393-8403 for U.S./Canada and 1-706-679-7929 for international callers. Participants will be asked to provide conference I.D. number 6696837. Supplemental materials that will be discussed during the call are available on the website.

A replay of the conference call will be available two hours following the call until August 7, 2018 by calling

1-800-585-8367 for U.S./Canada or 1-404-537-3406 for international callers. Callers must enter conference I.D. number 6696837 to access the replay.

About PotlatchDeltic

PotlatchDeltic (NASDAQ:PCH) is a leading Real Estate Investment Trust (REIT) that owns nearly 2 million acres of timberlands in Alabama, Arkansas, Idaho, Louisiana, Minnesota and Mississippi. Through its taxable REIT subsidiary, the company also operates six sawmills, an industrial-grade plywood mill, a medium density fiberboard plant, a residential and commercial real estate development business and a rural timberland sales program. PotlatchDeltic, a leader in sustainable forest practices, is dedicated to long-term stewardship and sustainable management of its timber resources. More information can be found at www.potlatchdeltic.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Litigation Reform Act of 1995 as amended, including without limitation, our expectations regarding the U.S. housing market; strong repair and remodel market; lumber demand and pricing; the direction of our business markets, business conditions, pricing; earnings in our Resource, Wood Products and Real Estate businesses in the third quarter 2018; the expected synergies and operational efficiencies from the Deltic merger; the estimated distribution of Deltic’s accumulated earnings and profits; and the integration of Deltic’s operations. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about Potlatch. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond PotlatchDeltic’s control, including the U.S. housing market; changes in timberland values; changes in timber harvest levels on the company's lands; changes in timber prices; changes in policy regarding governmental timber sales; availability of logging contractors and shipping capacity; changes in the United States and international economies; changes in interest rates; changes in the level of construction activity; changes in Asia demand; changes in tariffs, quotas and trade agreements involving wood products; currency fluctuation; changes in demand for our products; changes in production and production capacity in the forest products industry; competitive pricing pressures for our products; unanticipated manufacturing disruptions; changes in general and industry-

specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; restrictions on harvesting due to fire danger; changes in raw material, fuel and other costs; share price; the successful execution of the company’s strategic plans; the company’s ability to meet expectations; the possibility that any of the anticipated benefits of the merger will not be realized or will not be realized within the expected time period; the risk that integration of Deltic’s operations with those of Potlatch will be materially delayed or will be more costly or difficult than expected; the effect of the merger on customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees or customers); the estimation of Deltic’s accumulated earnings and profits is preliminary and may change with further due diligence; and the other factors described in Potlatch’s Annual Report on Form 10-K and in the company’s other filings with the SEC. Potlatch assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

PotlatchDeltic Corporation

Condensed Consolidated Statements of Income

Unaudited

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands, except per share amounts)	2018	2018	2017	2018	2017
Revenues	$268,233	$199,897	$163,229	$468,130	$312,910
Costs and expenses:
Cost of goods sold[1]	180,906	139,155	111,356	320,061	223,854
Selling, general and administrative expenses[1]	16,892	13,656	13,079	30,548	24,447
Deltic merger-related costs	1,018	19,255	—	20,273	—
Gain on lumber price swap	—	—	(3,265)	—	(3,265)
	198,816	172,066	121,170	370,882	245,036
Operating income	69,417	27,831	42,059	97,248	67,874
Interest expense, net	(9,356)	(5,660)	(7,348)	(15,016)	(12,318)
Non-operating pension and other postretirement costs[1]	(1,908)	(1,857)	(1,286)	(3,765)	(3,192)
Income before income taxes	58,153	20,314	33,425	78,467	52,364
Income taxes	(12,005)	(5,717)	(9,181)	(17,722)	(11,199)
Net income	$46,148	$14,597	$24,244	$60,745	$41,165

Net income per share:
Basic	$0.73	$0.29	$0.59	$1.07	$1.01
Diluted	$0.73	$0.29	$0.59	$1.06	$1.00
Dividends per share	$0.40	$0.40	$0.375	$0.80	$0.75
Weighted-average shares outstanding (in thousands):
Basic	62,980	50,425	40,823	56,739	40,802
Diluted	63,316	50,786	41,219	57,128	41,144
[1]

We adopted ASU No. 2017-07, Compensation – Retirement Benefits (Topic 715), Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, retrospectively on January 1, 2018 and have reclassified non-service costs from operating expenses to non-operating costs. There was no change to income before income taxes.

PotlatchDeltic Corporation

Condensed Consolidated Balance Sheets

Unaudited

(Dollars in thousands)	June 30, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$125,719	$120,457
Customer receivables, net	43,322	11,240
Inventories	63,384	50,132
Other current assets	18,025	11,478
Total current assets	250,450	193,307
Property, plant and equipment, net	339,704	77,229
Investment in real estate held for development and sale	75,578	—
Timber and timberlands, net	1,691,785	654,476
Deferred tax assets, net	—	19,796
Trade name and customer relationships intangibles	19,344	—
Other long-term assets	20,288	8,271
Total assets	$2,397,149	$953,079

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$71,852	$55,201
Current portion of long-term debt	—	14,263
Current portion of pension and other postretirement employee benefits	6,088	5,334
Total current liabilities	77,940	74,798
Long-term debt	783,436	559,056
Pension and other postretirement employee benefits	132,677	103,524
Deferred tax liabilities, net	27,040	—
Other long-term obligations	15,130	15,159
Total liabilities	1,036,223	752,537
Commitments and contingencies
Stockholders' equity:
Common stock, $1 par value	62,754	40,612
Additional paid-in capital	1,482,048	359,144
Accumulated deficit	(69,426)	(104,363)
Accumulated other comprehensive loss	(114,450)	(94,851)
Total stockholders’ equity	1,360,926	200,542
Total liabilities and stockholders' equity	$2,397,149	$953,079

PotlatchDeltic Corporation

Condensed Consolidated Statements of Cash Flows

Unaudited

	For the three months ended			For the six months ended
(Dollars in thousands)	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$46,148	$14,597	$24,244	$60,745	$41,165
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	21,605	12,635	6,641	34,240	13,343
Basis of real estate sold	2,820	3,605	982	6,425	5,772
Change in deferred taxes	3,856	(1,058)	1,595	2,798	1,244
Pension and other postretirement employee benefits	4,185	3,814	3,283	7,999	6,575
Equity-based compensation expense	1,795	3,094	1,191	4,889	2,348
Other, net	(129)	(542)	(455)	(671)	(983)
Change in working capital and operating-related activities, net	(18,782)	7,475	(47)	(11,307)	9,919
Real estate development expenditures	(1,057)	(608)	—	(1,665)	—
Funding of qualified pension plans	—	(8,098)	—	(8,098)	—
Net cash from operating activities	60,441	34,914	37,434	95,355	79,383

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment	(7,741)	(3,632)	(2,303)	(11,373)	(5,939)
Timberlands reforestation and roads	(4,259)	(2,860)	(3,147)	(7,119)	(5,792)
Acquisition of timber and timberlands	(163)	—	(3,132)	(163)	(3,132)
Other, net	299	232	28	531	(74)
Cash and cash equivalents acquired in Deltic merger	—	3,419	—	3,419	—
Net cash from investing activities	(11,864)	(2,841)	(8,554)	(14,705)	(14,937)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends to common stockholders	(25,101)	(25,102)	(15,229)	(50,203)	(30,457)
Proceeds from Potlatch revolving line of credit	—	100,000	—	100,000	—
Repayment of Potlatch revolving line of credit	—	(100,000)	—	(100,000)	—
Revolving line of credit repayment attributable to Deltic	—	(106,000)	—	(106,000)	—
Proceeds from issue of long-term debt	—	100,000	—	100,000	—
Repayment of long-term debt	—	(14,250)	(5,000)	(14,250)	(5,000)
Debt issuance costs	—	(2,409)	—	(2,409)	—
Other, net	(97)	(2,429)	9	(2,526)	(1,249)
Net cash from financing activities	(25,198)	(50,190)	(20,220)	(75,388)	(36,706)
Change in cash and cash equivalents	23,379	(18,117)	8,660	5,262	27,740
Cash and cash equivalents at beginning of period	102,340	120,457	101,664	120,457	82,584
Cash and cash equivalents at end of period	$125,719	$102,340	$110,324	$125,719	$110,324

PotlatchDeltic Corporation

Segment Information

Unaudited

	For the three months ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2018	2018	2017	2018	2017
Revenues
Resource	$92,511	$76,506	$55,924	$169,017	$107,692
Wood Products	193,585	139,815	114,529	333,400	210,121
Real Estate	16,431	10,555	8,136	26,986	22,640
	302,527	226,876	178,589	529,403	340,453
Intersegment Resource revenues	(34,294)	(26,979)	(15,360)	(61,273)	(27,543)
Consolidated revenues	$268,233	$199,897	$163,229	$468,130	$312,910

Adjusted EBITDDA[1]
Resource	$43,691	$37,697	$23,823	$81,388	$43,166
Wood Products	51,566	28,950	23,496	80,516	34,265
Real Estate	12,300	8,002	6,779	20,302	20,239
Corporate	(11,264)	(8,716)	(9,009)	(19,980)	(16,701)
Eliminations and adjustments	(2,085)	(1,201)	988	(3,286)	2,028
Total Adjusted EBITDDA	94,208	64,732	46,077	158,940	82,997
Basis of real estate sold	(2,820)	(3,605)	(982)	(6,425)	(5,772)
Depreciation, depletion and amortization	(20,950)	(12,196)	(6,271)	(33,146)	(12,600)
Interest expense, net	(9,356)	(5,660)	(7,348)	(15,016)	(12,318)
Non-operating pension and other postretirement employee benefits	(1,908)	(1,857)	(1,286)	(3,765)	(3,192)
Gain (loss) on fixed assets	(3)	4	(30)	1	(16)
Gain on lumber price swap	—	—	3,265	—	3,265
Inventory purchase price adjustment in cost of goods sold	—	(1,849)	—	(1,849)	—
Deltic merger-related costs	(1,018)	(19,255)	—	(20,273)	—
Income before income taxes	$58,153	$20,314	$33,425	$78,467	$52,364

Depreciation, depletion and amortization
Resource	$14,598	$8,646	$4,274	$23,244	$8,658
Wood Products	6,069	3,354	1,839	9,423	3,666
Real Estate	77	40	—	117	1
Corporate	206	156	158	362	275
	20,950	12,196	6,271	33,146	12,600
Bond discounts and deferred loan fees[2]	655	439	370	1,094	743
Total depreciation, depletion and amortization	$21,605	$12,635	$6,641	$34,240	$13,343

Basis of real estate sold
Real Estate	$2,896	$3,723	$1,047	$6,619	$5,856
Eliminations and adjustments	(76)	(118)	(65)	(194)	(84)
Total basis of real estate sold	$2,820	$3,605	$982	$6,425	$5,772

[1]	Management uses adjusted EBITDDA to evaluate company and segment performance. See the reconciliation of consolidated Adjusted EBITDDA on page 9, Reconciliations.
[2]	Bond discounts and deferred loan fees are included in interest expense, net in the Consolidated Statements of Income.

PotlatchDeltic Corporation

Reconciliations

	For the three months ended			For the six months ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2018	2018	2017	2018	2017
Adjusted EBITDDA
Net income (GAAP)	$46,148	$14,597	$24,244	$60,745	$41,165
Interest, net	9,356	5,660	7,348	15,016	12,318
Income tax provision	12,005	5,717	9,181	17,722	11,199
Depreciation, depletion and amortization	20,950	12,196	6,271	33,146	12,600
Basis of real estate sold	2,820	3,605	982	6,425	5,772
Non-operating pension and other postretirement benefit costs	1,908	1,857	1,286	3,765	3,192
Deltic merger-related costs	1,018	19,255	—	20,273	—
Inventory purchase price adjustment in cost of goods sold	—	1,849	—	1,849	—
Gain on lumber price swap	—	—	(3,265)	—	(3,265)
(Gain) loss on fixed assets	3	(4)	30	(1)	16
Adjusted EBITDDA	$94,208	$64,732	$46,077	$158,940	$82,997

Adjusted net income
Net income (GAAP)	$46,148	$14,597	$24,244	$60,745	$41,165
Special items:
Deltic merger-related costs	1,018	19,255	—	20,273	—
Gain on lumber price swap, after tax	—	—	(1,992)	—	(1,992)
Inventory purchase price adjustment in cost of goods sold, after tax	—	1,368	—	1,368	—
Adjusted net income	$47,166	$35,220	$22,252	$82,386	$39,173

Adjusted net income per share
Net income per diluted share (GAAP)	$0.73	$0.29	$0.59	$1.06	$1.00
Special items:
Deltic merger-related costs	0.02	0.38	—	0.36	—
Inventory purchase price adjustment in cost of goods sold, after tax	—	0.02	—	0.02	—
Gain on lumber price swap, after tax	—	—	(0.05)		(0.05)
Adjusted net income per diluted share	$0.75	$0.69	$0.54	$1.44	$0.95